BRANDES INTERNATIONAL EQUITY FUND
Summary Prospectus

Class I Ticker Symbol: BIIEX Class A Ticker Symbol: BIEAX Class C Ticker Symbol: BIECX Class R6 Ticker Symbol: BIERX	January 31, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/us/mutual-funds/funds?fId=BRANDE03&lci=0.  You may also obtain this information at no cost by calling (800) 395‑3807 or by e-mail at info@brandesfunds.com.  The Fund’s Prospectus and Statement of Additional Information dated January 31, 2018 are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes International Equity Fund (the “International Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 65 of the Prospectus and “Additional Purchase and Redemption Information” on page B‑88 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None	None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I		Class R6
Management Fees		0.80%		0.80%		0.80%	0.80%
Distribution (12b-1) Fees		0.25%		0.75%		None	None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None		None
Other Expenses(1)	0.12%		0.12%		0.17%		0.12%
Total Other Expenses		0.12%		0.37%		0.17%	0.12%
Total Annual Fund Operating Expenses		1.17%		1.92%		0.97%	0.92%
Less: Fee Waiver and/or Expense Reimbursement		0.00%		0.00%		0.00%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.17%		1.92%		0.97%	0.82%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

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#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.20% for Class A, 1.95% for Class C, 1.00% for Class I and 0.82% for Class R6, as percentages of the  respective Fund classes’ average daily net assets through January 31, 2019 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$687	$925	$1,182	$1,914
Class C	$295	$603	$1,037	$2,243
Class I	$99	$309	$536	$1,190
Class R6	$84	$283	$500	$1,122

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$195	$603	$1,037	$2,243

Portfolio Turnover
The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.82%.

Principal Investment Strategies
The International Equity Fund invests principally in equity securities of foreign companies.  These companies generally have market capitalizations (market value of publicly traded equity securities) greater than $5 billion.  A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues.  Under normal market conditions, the Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside of the United States.  Equity securities include common and preferred stocks, warrants and rights.  Up to 30% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in emerging market countries (including frontier market countries).

Brandes Investment Partners, L.P., the International Equity Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business.  By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

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Principal Investment Risks
Because the values of the International Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the International Equity Fund are as follows:

•
Currency Risk – Because the International Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Equity Fund invests. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the risk of an investment in the Fund.

•
Emerging Markets Risk – Emerging markets may involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

•	Stock Risk – The values of the International Equity Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Value Securities Risk – The International Equity Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor.  It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance
The following performance information shows you how the International Equity Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares for the past ten years.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.brandesfunds.com.

Brandes International Equity Fund
Year-by-Year Total Returns as of December 31,
for Class I Shares

Best Quarter	Q2	2009	23.19%
Worst Quarter	Q4	2008	-17.86%

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Brandes International Equity Fund
Average Annual Total Returns
For periods ending December 31, 2017
(Returns reflect applicable sales charges)
Brandes International Equity Fund	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	8.29%	6.62%	0.53%
Class C Shares – Return Before Taxes	13.03%	7.09%	0.34%
Class R6 Shares – Return Before Taxes	15.27%	8.19%	1.39%
Class I Shares – Return Before Taxes	15.14%	8.09%	1.31%
Return After Taxes on Distributions	14.90%	7.81%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	6.65%	1.34%
MSCI EAFE (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%

The International Equity Fund commenced operations in 1997.  Prior to October 6, 2008, the Fund had only one class of shares (currently designated as Class I Shares).  Class A shares commenced operations on January 31, 2011, but prior to January 31, 2013, Class A shares were known as Class S shares.  (Class A shares have the same operating expenses as Class S shares.)  Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares restated to reflect Class A sales loads and expenses.  Class C shares commenced operations on January 31, 2013.  Performance shown prior to the inception of Class C shares reflects the performance of Class I shares restated to reflect Class C expenses.  Class R6 shares commenced operations on February 1, 2016.  Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only.  After-tax returns for other Classes will vary.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Brent Woods, CFA	Chief Executive Officer and International Large Cap Investment Committee Voting Member	1997
Amelia Morris, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	1998
Jeffrey Germain, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2009
Shingo Omura, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2013
Luiz Sauerbronn	Director, Investments Group and International Large Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2013

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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6(1)	$0	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.  Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

Tax Information
The International Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the International Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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